UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 9, 2006

COMMUNITY BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number:	33-0859334
(State of other jurisdiction of	000-26505	(I.R.S. Employer
Incorporation or organization		Identification No.)

900 Canterbury Place, Suite 300, Escondido, California 92025
(Address of principal executive offices)

(760) 432-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Community Bancorp Inc. is furnishing its slide presentation of March 9, 2006, which will be utilized in presentations to investors. The slide presentation is furnished (not filed) as Exhibit 99.1 to this Current Report

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description
99.1	Community Bancorp Inc. slide presentation of March 9, 2006 (furnished pursuant to Regulation FD)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2006

Community Bancorp Inc.

By: /s/ Michael J. Perdue
Michael J. Perdue
President and Chief Executive Officer